BNY Mellon International Core Equity Fund
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387

www.bny.com/investments
Dear Shareholder:
As a shareholder of BNY Mellon International Core Equity Fund (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon International Equity Fund (the "Acquiring Fund"), in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  BNY Mellon Investment Adviser, Inc. ("BNYIA") is the investment adviser to the Acquiring Fund and the Fund.  Newton Investment Management North America, LLC ("NIMNA"), an affiliate of BNYIA, is the sub-adviser to the Fund and Newton Investment Management Limited ("NIM"), an affiliate of BNYIA and NIMNA, is the sub-adviser to the Acquiring Fund.  BNYIA, NIMNA and NIM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  The Fund is a series of BNY Mellon Stock Funds (the "Trust") and the Acquiring Fund is a series of BNY Mellon Investment Funds I (the "Acquiring Trust").
Management of BNYIA has reviewed the lineup of long-term funds in the BNY Mellon Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board of Trustees and the Acquiring Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.  After review, the Trust's Board of Trustees unanimously determined that the reorganization of the Fund is in the best interests of the Fund and approved the reorganization of the Fund.  The Acquiring Trust’s Board of Trustees also determined that the reorganization of the Fund with and into the Acquiring Fund is in the best interests of the Acquiring Fund and approved the reorganization on behalf of the Acquiring Fund.  The reorganization of the Fund is expected to occur on or about February 13, 2026 if approved by Fund shareholders.
If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Holders of Class A shares, Class C shares, Class I shares or Class Y shares of the Fund will receive shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Fund.  Management of BNYIA believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund.  The Acquiring Fund has a lower management fee than the Fund and each Acquiring Fund share class had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the corresponding class of Fund shares, based on the net assets and expenses of each fund as of June 30, 2025.  The Fund normally invests in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada.  The Acquiring Fund normally invests in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.  The Acquiring Fund invests at least 75% of its net assets in securities of companies that are located countries represented in the MSCI EAFE® Index.  The Acquiring Fund's shares outperformed the Fund's corresponding class of shares for the one-year period ended December 31, 2024.  Management of BNYIA believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.  As a result, management of BNYIA recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.
After review, the Trust's Board of Trustees has unanimously approved the proposed reorganization of the Fund.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that has a lower management fee and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the Fund.  In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.
Your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting physically, but you may attend the meeting virtually and vote over the Internet during the meeting.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.
Further information about the proposed reorganization is contained in the enclosed materials, which you should carefully review before you vote.  If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Sodali & Co. Fund Solutions, at 1-800-726-9057.  Thank you.
Sincerely,

David DiPetrillo President BNY Mellon Stock Funds
October 2, 2025

PROPOSED REORGANIZATION OF
BNY MELLON INTERNATIONAL CORE EQUITY FUND
With and Into
BNY MELLON INTERNATIONAL EQUITY FUND
QUESTIONS AND ANSWERS
The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.
WHAT WILL HAPPEN TO MY BNY MELLON INTERNATIONAL CORE EQUITY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?
You will become a shareholder of BNY Mellon International Equity Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYIA"), on or about February 13, 2026 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon International Core Equity (the "Fund").  You will receive the class of shares of the Acquiring Fund corresponding to your class of shares of the Fund, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of BNY Mellon Stock Funds (the "Trust").  The Acquiring Fund is a series of BNY Mellon Investment Funds I (the "Acquiring Trust").
WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION OF THE FUND FOR ME?
The Trust's Board of Trustees (the "Board") believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a larger combined fund that is also managed by BNYIA.  The Fund is sub-advised by Newton Investment Management North America, LLC ("NIMNA"), an affiliate of BNYIA, and the Acquiring Fund is sub-advised by Newton Investment Management Limited ("NIM"), an affiliate of BNYIA and NIMNA.  NIMNA has engaged NIM, pursuant to a sub-sub-investment advisory agreement, to provide certain advisory services to NIMNA for the benefit of the Fund, including, but not limited to, portfolio management services.  Similarly, NIM has entered into a sub-sub-investment advisory agreement with NIMNA to enable NIMNA to provide certain advisory services to NIM for the benefit of the Acquiring Fund, including, but not limited to, portfolio management services.  As of June 30, 2025, the Acquiring Fund had approximately $223.7 million and the Fund had approximately $102.9 million in net assets.  The Acquiring Fund has a lower management fee than the Fund and each Acquiring Fund share class had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the corresponding class of Fund shares, based on the net assets and expenses of each fund as of June 30, 2025.  Total expenses of the Fund and the Acquiring Fund may increase after the termination of such fee waiver and expense limitation agreements.  See "Will the Proposed Reorganization of the Fund Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.  Although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was better than that of the corresponding shares of the Fund for the one-year period, was comparable to that of the Fund's corresponding class of shares for the five-year period, and was below that of the Fund's corresponding class of shares for the ten-year period, ended December 31, 2024.  See "Summary—Past Performance" in the Prospectus/Proxy Statement.  Management of BNYIA also believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management and certain operational efficiencies.  The reorganization should enable NIM, as the Acquiring Fund's sub-adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYIA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.
DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?
The Acquiring Fund and the Fund have the same investment objective.  Each fund seeks long-term growth of capital.  However, the investment practices and limitations of each fund are not identical.
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada.  The Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.  The Fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics.  The Fund's sub-adviser employs a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks for the Fund.  The Fund's sub-adviser seeks to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.  The Fund's sub-adviser uses the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.  The

Fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.
To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.  At least 75% of the Acquiring Fund's net assets will be invested in countries represented in the MSCI EAFE® Index.  The Acquiring Fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in emerging market countries.  The core of the investment philosophy of the Acquiring Fund's sub-adviser is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context.  The Acquiring Fund's sub-adviser believes that a global comparison of companies is the most effective method of stock analysis, and the sub-adviser's global industry analysts research investment opportunities by global sector rather than by region.  The process begins by identifying a core list of investment themes that the Acquiring Fund's sub-adviser believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others.  The Acquiring Fund's sub-adviser then identifies specific companies using these investment themes to help it focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.
Each fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  The derivative instruments in which the funds may invest typically include forward foreign currency exchange contracts.  The Fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of Fund's net assets, excluding derivatives transactions used to hedge certain currency risks, and is subject to certain reporting requirements.  The Acquiring Fund's derivative transactions are subject to a value-at-risk ("VaR") leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the Acquiring Fund.
The Fund typically sells a company's stock when the Fund's sub-adviser determines that the company appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the sub-adviser's expectations.
Sell decisions for individual stocks held by the Acquiring Fund will typically be a result of one or more of the following:
•	a price movement and market activity have created an excessive valuation;

•	the valuation of the company has become expensive relative to its peers;
•	there has been a significant change in the prospects of the company;
•	there has been a change in the sub-adviser's view of global investment themes; or
•	profit-taking.
The risks associated with an investment in the Acquiring Fund and the Fund are substantially similar but not identical.  The Fund is deemed a limited user of derivatives and its derivative exposure may not exceed 10% of its net assets, excluding derivatives transactions used to hedge certain currency risks.  The Acquiring Fund's derivatives transactions are subject to a leverage limit based on relative VaR (i.e., 200% of the MSCI EAFE Index).  To the extent the Acquiring Fund engages in more derivatives transactions than the Fund, it may have more exposure to liquidity risk, credit and counterparty risk and increased portfolio volatility with respect to such transactions.  See "Summary—Comparison of the Acquiring Fund and the Fund—Principal Investment Risks" in the Prospectus/Proxy Statement.
BNYIA is the investment adviser to the Acquiring Fund and the Fund.  BNYIA has engaged NIM to serve as the sub-adviser to the Acquiring Fund and NIMNA to serve as the sub-adviser to the Fund to provide day-to-day management of the Acquiring Fund's and the Fund's investments, respectively, subject to BNYIA's supervision and approval.  NIM provides certain advisory services to NIMNA for the benefit of the Fund, including, but not limited to, portfolio management services. NIM and NIMNA are affiliates of BNYIA.  Louise Kernohan, Georgina Gregory and Thomas Wilson are the Acquiring Fund's primary portfolio managers, positions they have held since August 2023, August 2023 and September 2023, respectively.  Ms. Kernohan is the Head of Global Opportunities at NIM.  Mses. Kernohan and Gregory and Mr. Wilson are portfolio managers for global, international and UK equity strategies at NIM.  Mr. Wilson also is the Fund's primary portfolio manager, a position he has held since June 2025.  See "Fund Details—Investment Adviser and Sub-Advisers" and "—Primary Portfolio Managers" in the Prospectus/Proxy Statement.
WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?
The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  If the reorganization is approved by Fund shareholders, management currently estimates that portfolio securities representing approximately 26.4% of the Fund's net assets (approximately $26.97 million of the Fund's net assets) may be sold by the Fund before consummation of the reorganization, subject to any restrictions imposed by the Internal Revenue Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $10,760.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $6.3 million in capital gains (approximately $2.70 or 6.56% per share) as a result of the sale of such portfolio securities before consummation of the reorganization.  As of September 30, 2024, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $3.7 million available.  As of June 30, 2025, the Fund had a realized gain of approximately $7 million and utilized the $3.7 million available capital loss carryforwards and had approximately $3.3 million of realized gains remaining; however, the Fund has approximately $30 million in unused capital loss carryforwards from a previous merger, of which it can use approximately $1 million each fiscal year end, except to the extent such capital loss carryforwards are applied to the sale of portfolio securities before consummation of the merger.  See "Summary— Federal Income Tax Consequences" and "Information about the Reorganization—Federal Income Tax Consequences" and "—Capital Loss Carryforwards." in the Prospectus/Proxy Statement.
WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?
Yes.  The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class A shares, Class C shares, Class I shares or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A shares, Class C shares, Class I shares or Class Y shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund.  To continue participating in the Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?
No.  The Fund has agreed to pay BNYIA an investment advisory fee at the annual rate of .80% of the Fund's average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the Fund's average daily net assets in excess of $2 billion.  In addition, the Fund has agreed to pay BNYIA an administration fee at an annual rate of .10% of the Fund's average daily net assets.  The Acquiring Fund has agreed to pay BNYIA a management fee (which includes advisory and administration services) at the annual rate of .75% of the value of the Acquiring Fund's average daily net assets.  BNYIA, in turn, pays NIMNA and NIM for the provision of sub-investment advisory services to the Fund and Acquiring Fund, respectively.
In addition, each Acquiring Fund share class had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the corresponding class of Fund shares, based on the expenses of each fund as of June 30, 2025.  Total expenses of the Fund and the Acquiring Fund may increase after the termination of such fee waiver and expense reimbursement agreements.  See "Summary—Fees and Expenses" in the Prospectus/Proxy Statement.
BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.

BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?
No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).  Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.
WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?
BNYIA or an affiliate of BNYIA will pay the expenses relating to the reorganization, whether or not the reorganization is consummated.  The Fund and the Acquiring Fund will not bear any expenses relating to the proposed reorganization.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the reorganization.  Management estimates that brokerage commissions and other transaction costs associated with the sale of portfolio securities by the Fund before consummation of the reorganization will be approximately $10,760.
HOW DOES THE FUND'S BOARD RECOMMEND I VOTE?
Management of BNYIA recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the investment objectives, management policies and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the gross and net annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board has unanimously concluded that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYIA and sub-advised by NIM, and has the same investment objective and similar management policies and strategies as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger combined fund that has a lower management fee and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the Fund, based on the net assets and expenses of each fund as of June 30, 2025.  In addition, although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was better than that of the corresponding shares of the Fund for the one-year period, was comparable to that of the Fund's corresponding class of shares for the five-year period, and was below that of the Fund's corresponding class of shares for the ten-year period, ended December 31, 2024.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.  Therefore, the Fund's Board, all of whose members are not "interested persons" (as defined in the 1940 Act) of the Fund or the Acquiring Fund, unanimously recommends that you vote FOR the Agreement and Plan of Reorganization.  See "Reasons for the Reorganization" in the Prospectus/Proxy Statement.
WHO IS SODALI & CO. FUND SOLUTIONS?
Sodali & Co. Fund Solutions (the "Proxy Solicitor") is a company that has been engaged by BNYIA, on behalf of the Fund, to assist in the solicitation of proxies, which is expected to cost approximately $18,500, plus any out-of-pocket expenses.  BNYIA or an affiliate of BNYIA will pay the solicitation expenses.  The Proxy Solicitor is not affiliated with the Fund or BNYIA.  In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting.  If a quorum is not attained for the Fund, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes.  The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.
HOW CAN I VOTE MY SHARES?
You can vote in any one of the following ways:
•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Over the Internet, at the website address listed on your proxy card; or
•	At the meeting, by attending virtually and voting over the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at 1-800-726-9057.  Agents are available 10:00 a.m. – 11:00 p.m., Eastern time, Monday through Friday.
We encourage you to vote over the Internet or by telephone.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.
Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.
MAY I ATTEND THE MEETING PHYSICALLY?
No.  The meeting will be conducted exclusively online via live webcast.  Shareholders will not be able to attend the meeting physically but may participate over the Internet.  Shareholders may request the meeting credentials by emailing sfs‑meetinginfo@sodali.com.  Please include your full name, address and the control number found on your enclosed proxy card.  The meeting will begin promptly at 11:30 a.m., Eastern time, on Tuesday, December 9, 2025.  The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in.  Only shareholders of the Fund will be able to participate in the meeting.  You may vote during the meeting by following the instructions available on the meeting website.

BNY MELLON INTERNATIONAL CORE EQUITY FUND
__________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
___________________________
To the Shareholders:
A Special Meeting of Shareholders (the "Meeting") of BNY Mellon International Core Equity Fund (the "Fund"), a series of BNY Mellon Stock Funds (the "Trust"), will be held over the Internet in a virtual meeting format only on Tuesday, December 9, 2025 at 11:30 a.m., Eastern Time, for the following purpose:
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon International Equity Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A shares, Class C shares, Class I shares and Class Y shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record as of the close of business on September 23, 2025 will be entitled to receive notice of and to vote at the Meeting.
To participate in the Meeting, you must request the Meeting credentials by emailing sfs-meetinginfo@sodali.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write "BNY Mellon International Core Equity Fund" in the subject line.  The Meeting will begin promptly at 11:30 a.m., Eastern time, on Tuesday, December 9, 2025.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to sfs-meetinginfo@sodali.com.  You may also forward proof of ownership from your intermediary to sfs-meetinginfo@sodali.com.  Requests for registration should be received no later than 12:00 p.m., Eastern time, on Friday, December 5, 2025.  You will receive a confirmation email from sfs-meetinginfo@sodali.com  of your registration and control number that will allow you to vote over the Internet during the Meeting.
If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Sodali & Co. Fund Solutions, at 1-800-726-9057.
PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.
By Order of the Board of Trustees

Sarah S. Kelleher Secretary
New York, New York
October 2, 2025

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF SHAREHOLDERS REPRESENTING LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE ARE PRESENT.  IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON INTERNATIONAL CORE EQUITY FUND
A Series of BNY Mellon Stock Funds

With and Into

BNY MELLON INTERNATIONAL EQUITY FUND
A Series of BNY Mellon Investment Funds I
_______________________________________

PROSPECTUS/PROXY STATEMENT
OCTOBER 2, 2025
_______________________________________

Special Meeting of Shareholders
To Be Held on Tuesday, December 9, 2025
This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon Stock Funds (the "Trust"), on behalf of BNY Mellon International Core Equity Fund (the "Fund"), to be exercised at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Tuesday, December 9, 2025 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.
Shareholders of record as of the close of business on September 23, 2025 are entitled to receive notice of and to vote over the Internet during the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.
It is proposed that the Fund transfer all of its assets to BNY Mellon International Equity Fund (the "Acquiring Fund"), in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund, par value $0.001 per share, and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) received by the Fund, for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class C shares, Class I shares and Class Y shares (or fractions thereof) of the Acquiring Fund, par value $0.001 per share, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.
This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.  The Acquiring Fund and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286.  The phone number for the Acquiring Fund and the Fund is 1-800-373-9387.
A Statement of Additional Information ("SAI") dated October 2, 2025, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1‑800-373-9387 (inside the U.S. only).

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies advised by BNY Mellon Investment Adviser, Inc. ("BNYIA").
The Fund is sub-advised by Newton Investment Management North America, LLC ("NIMNA"), an affiliate of BNYIA, and the Acquiring Fund is sub-advised by Newton Investment Management Limited ("NIM"), an affiliate of BNYIA and NIMNA.  NIMNA has entered into a sub-sub-investment advisory agreement with NIM to enable NIM to provide certain advisory services to NIMNA for the benefit of the Fund, including, but not limited to, portfolio management services.  The Acquiring Fund and the Fund have the same investment objective and similar management policies and strategies.  However, the investment practices and limitations of each fund are not identical.  The Fund normally invests in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and Canada.  The Acquiring Fund normally invests in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.  The Acquiring Fund invests at least 75% of its net assets in securities of companies that are located countries represented in the MSCI EAFE® Index.  The Acquiring Fund is a series of BNY Mellon Investment Funds I (the "Acquiring Trust").  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.
For more information regarding the Acquiring Fund, see the current Acquiring Fund Prospectus, dated January 31, 2025, and Statement of Additional Information, dated September 30, 2024, as revised or amended, filed with the Securities and Exchange Commission (File No. 33-08214), which are incorporated into this Prospectus/Proxy Statement by reference.  The Acquiring Fund's Form N-CSR (including its audited financial statements for the fiscal year) for its fiscal year ended September 30, 2024 and Form N-CSR for the six-month period ended March 31, 2025 (File No. 811-04813) also are incorporated into this Prospectus/Proxy Statement by reference.
For more information regarding the Fund, see the current Fund Prospectus, dated January 31, 2025, and Statement of Additional Information, dated September 30, 2024, as revised or amended, filed with the Securities and Exchange Commission (File No. 333-100610), which are incorporated into this Prospectus/Proxy Statement by reference.  The Fund's Form N-CSR (including its audited financial statements for the fiscal year) for its fiscal year ended September 30, 2024 and Form N-CSR for the six-month period ended March 31, 2025 (File No. 811-21236) also are incorporated into this Prospectus/Proxy Statement by reference.
The Acquiring Fund's Prospectus, dated January 31, 2025, accompanies this Prospectus/Proxy Statement.  For a free copy of the Fund's Prospectus, dated January 31, 2025, or the Fund's Annual Report, please call your financial adviser, or call 1-800-373-9387, visit www.bny.com/investments or write to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A shares, Class C shares, Class I shares and Class Y shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.
As of August 25, 2025, the following numbers of Fund shares were issued and outstanding:
Class A Shares	Class C Shares	Class I Shares	Class Y Shares
1,074,919.071	9,239.763	1,230,998.697	11,746.739
It is estimated that proxy materials will be mailed to shareholders of record on or about October 17, 2025.  To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above.  The Fund will begin sending you individual copies promptly after receiving your request.
IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROSPECTUS/PROXY MATERIALS
The Letter to Shareholders, Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement, Form of Proxy Card and any additional proxy soliciting materials are available at www.bny.com/proxy

TABLE OF CONTENTS

SUMMARY	6
FUND DETAILS	29
REASONS FOR THE REORGANIZATION	44
INFORMATION ABOUT THE REORGANIZATION	46
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND	51
VOTING INFORMATION	52
FINANCIAL STATEMENTS AND EXPERTS	59
OTHER MATTERS	60
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	60
FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND AND THE FUND	B-1
DESCRIPTION OF THE ACQUIRING TRUST'S BOARD MEMBERS	C-1

APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY
Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus and Statement of Additional Information, the Fund's Prospectus and Statement of Additional Information, and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.
Proposed Transaction.  The Trust's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Shareholders will receive the class of shares of the Acquiring Fund corresponding to their class of shares of the Fund.  The number of the Acquiring Fund's shares (or fractions thereof) a Fund shareholder receives may be different from the number of Fund shares (or fractions thereof) held by the shareholder as of the date of the Reorganization, but the aggregate net asset value will be equal.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.
As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Trust's Board has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  Similarly, the Acquiring Trust's Board of Trustees has concluded that the Reorganization is in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."
Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  As of September 30, 2024, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $3.7 million available.  As of June 30, 2025, the Fund had a realized gain of approximately $7 million and utilized the $3.7 million available capital loss carryforwards and had approximately $3.3 million of realized gains remaining; however, the Fund has approximately $30 million in unused capital loss carryforwards from a previous merger, of which it can use approximately $1 million each fiscal year end, except to the extent such capital loss carryforwards are applied to the sale of portfolio securities before consummation of the merger.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards."
Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Additional information is set forth in such Prospectuses, which are incorporated herein by reference.
Investment Objective and Principal Investment Strategies.  The Acquiring Fund and the Fund have the same investment objective.  The Acquiring Fund and the Fund each seek long-term growth of capital.
To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities.  The Acquiring Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Acquiring Trust's Board upon 60 days' prior notice to shareholders.  At least 75% of the Acquiring Fund's net assets will be invested in countries represented in the MSCI EAFE Index, the fund's benchmark.  The Acquiring Fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in emerging market countries.
NIM, the Acquiring Fund's sub-adviser, is an active investment manager that selects stocks within a global framework.  The core of NIM's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context.  NIM believes that a global comparison of companies is the most effective method of stock analysis, and NIM's global industry analysts research investment opportunities by global sector rather than by region.  The process begins by identifying a core list of investment themes that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others.  NIM then identifies specific companies using these investment themes to help it focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the MSCI EAFE Index and Canada.  The Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's Board upon 60 days' prior notice to shareholders.  The Fund intends to invest in a broad range of (and in any case at least five different) countries.  The Fund is not required to invest in every country represented in, or to match the country weightings of, the MSCI EAFE Index.  The Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.
NIMNA, the Fund's sub-adviser, employs a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks for the Fund.  NIMNA seeks to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.  NIMNA uses the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.  The Fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The MSCI EAFE Index, a free-float adjusted, market capitalization weighted index, measures the performance of publicly-traded stocks issued by companies in developed markets, excluding the U.S. and Canada.  As of December 31, 2024, the MSCI EAFE Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
For the Acquiring Fund, sell decisions for individual stocks will typically be a result of one or more of the following:
•	price movement and market activity have created an excessive valuation;
•	the valuation of the company has become expensive relative to its peers;
•	there has been a significant change in the prospects of the company;
•	there has been a change in the sub-adviser's view of global investment themes; or
•	profit-taking.
The Fund typically sells a company's stock when NIMNA determines that the company appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the sub-adviser's expectations.
The Acquiring Fund and the Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  The derivative instruments in which the funds may invest typically include forward foreign currency exchange contracts.  When executing a forward contract, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  To the extent a derivative instrument has similar economic characteristics to the securities described in the relevant fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the calculation.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The Acquiring Fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the Acquiring Fund.  The Fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of Fund's net assets, and is subject to certain reporting requirements.
The Acquiring Fund and the Fund have substantially similar fundamental and non-fundamental investment restrictions.  Each fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).
Principal Investment Risks.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.
The risks associated with an investment in the Acquiring Fund and the Fund are substantially similar but not identical.  Because the Acquiring Fund may engage in more derivatives transactions than the Fund, it may have more exposure to liquidity risk, credit and counterparty risk and increased portfolio volatility to the extent it engages in such transactions.
The Acquiring Fund and the Fund are subject to the following principal risks:
•
Risks of stock investing:  (Each fund)  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Foreign investment risk: (Each fund) To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
•
Emerging market risk:  (Each fund)  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies.  The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

•
Foreign currency risk:  (Each fund)  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Liquidity risk:  (Each fund)  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

•
Market risk:  (Each fund)  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  A widespread outbreak of an infectious disease, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain financial instruments, and systemic economic weakness.  To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

•
Management risk:  (Each fund)  The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

•
Derivatives risk:  (Principal risk of the Acquiring Fund)  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Derivative instruments, such as forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Other Risks of the Reorganization.  In addition to the principal investment risks of investing in the Acquiring Fund, an investment in the combined fund is subject to the following risks:
•
Past performance.  Although the Acquiring Fund's shares outperformed the corresponding class of the Fund's shares for the one-year period ended December 31, 2024, past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund's shares or the Fund's shares will perform in the future.

•
Risk that efficiencies are not realized.  By combining the Fund with the Acquiring Fund, management of BNYIA believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting NIM to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYIA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  However, these desired efficiencies may not ultimately be realized.
Dividends and Other Distributions.  Each fund anticipates paying its shareholders dividends and capital gain distributions, if any, annually.
Sales Charges, Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures.  No sales charge or CDSC will be imposed at the time of the Reorganization.
The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  Class A shares of the Fund and the Acquiring Fund are subject to a maximum front-end sales load of 5.75% pursuant to a front-end sales load schedule that has five breakpoints based on the size of the investor's purchase.  The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical.  Purchases of the Fund's and the Acquiring Fund's Class A shares in amounts of $1 million or more are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase.  Class C shares of the Fund and the Acquiring Fund are subject to a 1% CDSC if such shares are redeemed within one year of purchase.  Class I shares and Class Y shares of the Fund and the Acquiring Fund are not subject to any sales charges.  Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.
Class A shares and Class C shares of the Acquiring Fund are subject to the same cumulative distribution plan and/or shareholder services plan fees as shares of the corresponding class of the Fund.  Class A shares of each fund are subject to a shareholder services plan, pursuant to which the fund pays its distributor, BNY Mellon Securities Corporation (the "Distributor"), a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to the respective fund's Class A shares for providing shareholder account service and maintenance (the "Shareholder Services Plan") with respect to Class A shares.  The Shareholder Services Plans permit the Distributor to pay financial intermediaries for providing shareholder account service and maintenance with respect to Class A shares.  Class C shares of each fund are subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"), pursuant to which the fund pays the Distributor a fee at the annual rate of 0.75% of the value of the average daily net assets attributable to the respective fund's Class C shares for distributing Class C shares.  Class C shares of each fund also are subject to the fund's Shareholder Services Plan, pursuant to which the fund pays the Distributor a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to the respective fund's Class C shares for providing shareholder account service and maintenance with respect to Class C shares.  The Rule 12b-1 Plan and Shareholder Services Plan permit the Distributor to pay financial intermediaries for distributing Class C shares and providing shareholder account service and maintenance with respect to Class C shares, respectively.
Class I shares and Class Y shares of the Fund and the Acquiring Fund are not subject to any distribution plan or shareholder services plan.
In general, for each share class, other than Class Y, the minimum initial investment for shares of the Fund and shares of the Acquiring Fund is $1,000 and the minimum subsequent investment is $100.  For Class Y shares of each fund, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.
Shares of the Acquiring Fund and Fund may be exchanged into shares of the same class, or another class in which the shareholder is eligible to invest, of another fund in the BNY Mellon Family of Funds.
Shares of each fund may be purchased, redeemed or exchanged each day the New York Stock Exchange is open, at the relevant fund's net asset value determined after receipt of a request in good order.
Fees and Expenses.  Under its agreement with BNYIA, the Fund has agreed to pay BNYIA an investment advisory fee at the annual rate of .80% of the Fund's average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the Fund's average daily net assets in excess of $2 billion.  In addition, the Fund has agreed to pay BNYIA an administration fee at an annual rate of .10% of the Fund's average daily net assets.  The Acquiring Fund has agreed to pay BNYIA a management fee (which includes advisory and administration services) at the annual rate of .75% of the value of the Acquiring Fund's average daily net assets.  BNYIA, in turn, pays NIMNA and NIM for the provision of sub-investment advisory services to the Fund and Acquiring Fund, respectively.

Each Acquiring Fund share class had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the corresponding class of Fund shares, based on the expenses of each fund as of June 30, 2025.  Total expenses of the Fund and the Acquiring Fund may increase after the termination of such fee waiver and expense reimbursement agreements.
BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.
BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund, shares of the Acquiring Fund or shares of the Acquiring Fund post-Reorganization.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below.  The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of June 30, 2025.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of June 30, 2025, as adjusted showing the effect of the consummation of the Reorganization.

	Fund BNY Mellon International Core Equity Fund Class A Shares	Acquiring Fund BNY Mellon International Equity Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	5.75	5.75

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.80	.75	.75
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fee	.10	none	none
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.38	.23	.22
Total other expenses	.73	.48	.47
Total annual fund operating expenses	1.53	1.23	1.22
Fee waiver and/or expense reimbursement	(.41)[2]	(.21)[3]	(.20)[3]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.12	1.02	1.02

1  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
2  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
3  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.

	Fund BNY Mellon International Core Equity Fund Class C Shares	Acquiring Fund BNY Mellon International Equity Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00	1.00	1.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.80	.75	.75
Distribution (12b-1) fees	.75	.75	.75
Other expenses:
Administration fee	.10	none	none
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.66	.27	.37
Total other expenses	1.01	.52	.62
Total annual fund operating expenses	2.56	2.02	2.12
Fee waiver and/or expense reimbursement	(.69)[1]	(.25)[2]	(.35)[3]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.87	1.77	1.77

1  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
2  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.
3  BNYIA has contractually agreed, if the Reorganization is approved and consummated, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund's Class C shares, for one year after consummation of the Reorganization, so that the direct expenses of the Acquiring Fund's Class C shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.77%.  Total expenses of the Acquiring Fund's Class C shares may increase after the termination of this expense limitation agreement.

	Fund BNY Mellon International Core Equity Fund Class I Shares	Acquiring Fund BNY Mellon International Equity Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.80	.75	.75
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fee	.10	none	none
Shareholder services fees	none	none	none
Miscellaneous other expenses	.37	.21	.19
Total other expenses	.47	.21	.19
Total annual fund operating expenses	1.27	.96	.94
Fee waiver and/or expense reimbursement	(.40)[1]	(.19)[2]	(.17)[2]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.87	.77	.77

1  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
2  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.

	Fund BNY Mellon International Core Equity Fund Class Y Shares	Acquiring Fund BNY Mellon International Equity Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.80	.75	.75
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fee	.10	none	none
Shareholder services fees	none	none	none
Miscellaneous other expenses	.26	.13	.10
Total other expenses	.36	.13	.10
Total annual fund operating expenses	1.16	.88	.85
Fee waiver and/or expense reimbursement	(.29)[1]	(.11)[2]	(.08)[2]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.87	.77	.77

1  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the direct expenses of none of the Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Fund may increase after the termination of this expense limitation agreement.
2  BNYIA has contractually agreed, until January 31, 2026, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%.  On or after January 31, 2026, BNYIA may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.

Example
The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses, which are as of June 30, 2025, remain the same.  The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization.  The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of June 30, 2025, as adjusted showing the effect of the consummation of the Reorganization.  The one-year example and the first year of the three-, five- and ten-years examples for Class C of the Pro Forma After Reorganization are based on net operating expenses, which reflect the expense limitation agreement by BNYIA.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Fund
BNY Mellon International Core Equity Fund
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$722	$1,031	$1,361	$2,294
Class C (with redemption at end of period)	$359	$796	$1,360	$2,895
Class C (without redemption at end of period)	$259	$796	$1,360	$2,895
Class I (with or without redemption at end of period)	$129	$403	$697	$1,534
Class Y (with or without redemption at end of period)	$118	$368	$638	$1,409

Acquiring Fund
BNY Mellon International Equity Fund
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$693	$943	$1,212	$1,978
Class C (with redemption at end of period)	$305	$634	$1,088	$2,348
Class C (without redemption at end of period)	$205	$634	$1,088	$2,348
Class I (with or without redemption at end of period)	$98	$306	$531	$1,178
Class Y (with or without redemption at end of period)	$90	$281	$488	$1,084

Acquiring Fund Pro Forma After Reorganization
BNY Mellon International Equity Fund
	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$692	$940	$1,207	$1,967
Class C (with redemption at end of period)	$280	$630	$1,107	$2,424
Class C (without redemption at end of period)	$180	$630	$1,107	$2,424
Class I (with or without redemption at end of period)	$96	$300	$520	$1,155
Class Y (with or without redemption at end of period)	$87	$271	$471	$1,049

Each fund may pay a transaction cost or spread when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs or spreads.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During its most recent fiscal year, the portfolio turnover rates of the Fund and the Acquiring Fund were 58.22% and 95.93%, respectively, of the average value of the respective fund's portfolio.

Past Performance.  The Acquiring Fund will be the accounting and performance survivor in the Reorganization.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class I shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class I shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of the MSCI EAFE® Index, a broad measure of market performance.  Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  Performance for each share class will vary due to differences in expenses.  More recent performance information may be available at www.bny.com/investments.
After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Acquiring Fund
BNY Mellon International Equity Fund — Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)
During the periods shown in the chart: Best Quarter 2022, Q4: 17.32
Worst Quarter 2020, Q1: (22.43)
   The year-to-date total return of the Acquiring Fund's Class I shares as of 6/30/25 was 27.84%.

Acquiring Fund
BNY Mellon International Equity Fund
Average Annual Total Returns (as of 12/31/24)
Class	1 Year	5 Years	10 Years
Class I returns before taxes	4.06%	3.36%	3.81%
Class I returns after taxes on distributions	-5.24%	0.87%	2.43%
Class I returns after taxes on distributions and sale of fund shares	7.49%	2.56%	3.03%
Class A returns before taxes	-2.18%	1.88%	2.95%
Class C returns before taxes	2.31%	2.33%	2.75%
Class Y returns before taxes	4.08%	3.36%	3.83%
MSCI EAFE® Index reflects no deductions for fees, expenses or taxes	3.82%	4.73%	5.20%

Fund
BNY Mellon International Core Equity Fund — Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)
During the periods shown in the chart: Best Quarter 2022, Q4: 19.89
Worst Quarter 2020, Q1: (23.93)
The year-to-date total return of the Fund's Class I shares as of 6/30/25 was 19.91%.
For the Fund's Class Y shares in the table below, periods prior to the inception date reflect the performance of the Fund's Class I shares.  Such performance figures have not been adjusted to reflect applicable class expenses of Class Y shares.  Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.
Fund
BNY Mellon International Core Equity Fund
Average Annual Total Returns (as of 12/31/24)
Class (Inception Date)	1 Year	5 Years	10 Years
Class I returns before taxes	1.44%	3.41%	4.48%
Class I returns after taxes on distributions	1.03%	2.59%	3.93%
Class I returns after taxes on distributions and sale of fund shares	1.91%	2.94%	3.77%
Class A returns before taxes	-4.64%	1.92%	3.58%
Class C returns before taxes	-0.54%	2.35%	3.40%
Class Y (6/1/15) returns before taxes	1.46%	3.41%	4.47%
MSCI EAFE® Index reflects no deductions for fees, expenses or taxes	3.82%	4.73%	5.20%

FUND DETAILS
Goal and Approach—Acquiring Fund.  The Acquiring Fund seeks long-term growth of capital.  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities.  The Acquiring Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Acquiring Trust's Board upon 60 days' prior notice to shareholders.  At least 75% of the Acquiring Fund's net assets will be invested in countries represented in the MSCI EAFE Index, the fund's benchmark.  The Acquiring Fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in emerging market countries.
NIM, the Acquiring Fund's sub-adviser, is an active investment manager that selects stocks within a global framework.  The core of NIM's investment philosophy is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context.  NIM believes that a global comparison of companies is the most effective method of stock analysis, and NIM's global industry analysts research investment opportunities by global sector rather than by region.
Idea generation
The process of identifying investment ideas begins by identifying a core list of investment themes.  These themes are based primarily on observable economic, industrial, or social trends, typically though not exclusively global, that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others.  Such themes may include:
•	key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;
•	demographic or social trends and their effects on companies, countries, markets and industries;
•	the expected impact of technology and globalization on industries and brands;
•	governmental policy;
•	relative valuations of equities, bonds and cash investments; and
•	long-term trends in currency movements

For the Acquiring Fund, NIM then identifies specific companies, through fundamental global sector and stock research, using investment themes to help it focus on areas where the thematic and strategic research indicates superior returns are likely to be achieved.
Fundamental Research and Analysis.
NIM next conducts fundamental analysis of investment opportunities and uses cross comparisons of companies to identify securities that NIM believes will outperform.  NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment.  Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts.  NIM's multi‑dimensional research platform plays an integral part in the fundamental investment process, delivering insights that NIM believes are key to navigating the fast-changing market environment.  In reviewing potential investments, NIM may assess, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability.  NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.  As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment).  For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments.  NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and/or operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment.   The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and NIM's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment.  Although the ESG review is typically a part of NIM's investment selection process, it is not a principal investment strategy for the Acquiring Fund, and a favorable or unfavorable ESG review may not be dispositive of whether the Acquiring Fund will make a particular investment.  When NIM makes investment decisions for the Acquiring Fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the Acquiring Fund that are based solely on ESG considerations.
Sell decisions for individual stocks will typically be a result of one or more of the following:
•	price movement and market activity have created an excessive valuation;

•	the valuation of the company has become expensive relative to its peers;
•	there has been a significant change in the prospects of the company;
•	there has been a change in the sub-adviser's view of global investment themes (as described above); or
•	profit-taking.
Team-based
NIM's culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets.  The close interaction among NIM's global sector analysts, regional specialists and global portfolio managers is designed to capture their best ideas and to reflect them effectively and consistently for the Acquiring Fund's portfolio.
The Acquiring Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  The derivative instruments in which the Acquiring Fund may invest typically include forward foreign currency exchange contracts.  When executing a forward contract, the Acquiring Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  To the extent a derivative instrument has similar economic characteristics to stocks of foreign companies as described in the Acquiring Fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instrument will be included in the calculation.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the Acquiring Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  The Acquiring Fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the Acquiring Fund.
Goal and Approach—Fund.  The Fund seeks long-term growth of capital.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the MSCI EAFE Index and Canada.  The Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's Board upon 60 days' prior notice to shareholders.
The Fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics.  NIMNA, the Fund's sub-adviser, employs a bottom-up investment approach which emphasizes individual stock selection.  NIMNA considers:

•
Stock selection.  NIMNA uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.

•	Country allocations. NIMNA seeks to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.
•
Sector allocations.  NIMNA groups stocks into micro-universes of similar companies within each country to facilitate comparisons.  NIMNA uses the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.

The Fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.
The Fund typically sells a company's stock when NIMNA determines that the company appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of its expectations.
The Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.  The Fund invests principally in common stocks.  The Fund also may invest up to 20% of its net assets in high grade fixed-income securities (i.e., rated A or better or the unrated equivalent) of any maturity or duration.
The Fund intends to invest in a broad range of (and in any case at least five different) countries.  The fund is not required to invest in every country represented in, or to match the country weightings of, the MSCI EAFE Index.  The MSCI EAFE Index, a free-float adjusted, market capitalization weighted index, measures the performance of publicly-traded stocks issued by companies in developed markets, excluding the U.S. and Canada.  As of December 31, 2024, the MSCI EAFE Index consisted of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The Fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.  The derivative instruments in which the Fund may invest include typically forward foreign currency exchange contracts.  When executing a forward contract, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  To the extent that the Fund invests in derivative instruments with economic characteristics similar to equity securities of companies that are located in the foreign countries as described in the Fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  The Fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of Fund's net assets, and is subject to certain reporting requirements.
Additional Investment Risks—Acquiring Fund.  In addition to the principal risks described above, the Acquiring Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund:
•
ESG considerations risk:  (Acquiring Fund)  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the Acquiring Fund making different investments than funds that do not incorporate ESG considerations into their investment research processes.  Under certain economic conditions, this could cause the Acquiring Fund to underperform funds that do not incorporate ESG considerations.  For example, the incorporation of ESG considerations may result in the Acquiring Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the Acquiring Fund to do so.  The incorporation of ESG considerations may also affect the Acquiring Fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the Acquiring Fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market.  NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components.  In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective.  Different methodologies may be used by the various data sources that provide ESG data.  ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and, for certain companies, such data may not be available, complete or accurate.  NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances.  As a result, the

Acquiring Fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.
•
Convertible securities risk:  (Acquiring Fund)  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•
Depositary receipts risk:  (Acquiring Fund)  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt.  The Acquiring Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities.  As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•
Preferred stock risk:  (Acquiring Fund)  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•
Warrants risk:  (Acquiring Fund)  Warrants are subject to the same market risk as stocks, but may be more volatile in price.  An investment in warrants would not entitle the Acquiring Fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

•
Country, industry and market sector risk:  (Acquiring Fund)  The Acquiring Fund may be overweighted or underweighted, relative to the MSCI EAFE Index, in certain countries, companies, industries or market sectors, which may cause the Acquiring Fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.  In addition, the Acquiring Fund may, from time to time, invest a significant portion (more than 25%) of its total assets in securities of companies located in particular countries, such as the United Kingdom and Japan, depending on such country's representation within the MSCI EAFE Index.

Additional Investment Risks—Fund.  In addition to the principal risks described above, the Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Fund:
•
Fixed-income securities risk:  (Fund)  To the extent the Fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks.  The fixed-income securities market also can be susceptible to increases in volatility and decreases in liquidity.  Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the Fund's investments in these securities to decline.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, which can cause the security's price to fall, lowering the value of the Fund's investment in such security.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.  Liquidity of fixed-income securities can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).
•
Derivatives risk:  (Fund)  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

Additional Investment Risks—Each Fund.  In addition to the principal risks described above, the Acquiring Fund and the Fund are subject to the following additional risks that are not anticipated to be principal risks of investing in Acquiring Fund or the Fund:
•
Growth and value stock risk:  By investing in a mix of growth and value companies, the fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•	Leverage risk: The use of leverage, such as entering into forward currency contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.
•
Temporary investment risk.  Under adverse market conditions, the Acquiring Fund or the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments .may not be consistent with its principal investment strategies and may not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Adviser and Sub-Advisers.  The investment adviser for the Acquiring Fund and the Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.  As of June 30, 2025, BNYIA managed approximately $361 billion in 87 mutual fund portfolios.  BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries.  BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  As of June 30, 2025, BNY had $55.8 trillion in assets under custody and administration and $2.1 trillion in assets under management.  BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally.  BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com/corporate/global/en/solutions/investment-management.html.
The Acquiring Fund has agreed to pay BNYIA a management fee (which includes advisory and administration services) at the annual rate of .75% of the value of the Acquiring Fund's average daily net assets.  For the fiscal year ended September 30, 2024, the Acquiring Fund paid BNYIA a management fee at the effective annual rate of .69% of the value of the Acquiring Fund's average daily net assets.  A discussion regarding the basis for the Acquiring Trust's Board of Trustees approving the Acquiring Fund's management agreement with BNYIA is available in the Acquiring Fund's Form N-CSR for the fiscal year ended September 30, 2024.
The Fund has agreed to pay BNYIA an investment advisory fee at the annual rate of .80% of the Fund's average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the Fund's average daily net assets in excess of $2 billion.  For the fiscal year ended September 30, 2024, the Fund paid BNYIA an investment advisory fee at the effective annual rate of .60% of the value of the Acquiring Fund's average daily net assets.  In addition, the Fund has agreed to pay BNYIA an administration fee at an annual rate of .10% of the Fund's average daily net assets.  A discussion regarding the basis for the Trust's Board approving the Fund's investment advisory agreement with BNYIA is available in the Fund's Form N-CSR for the six-month period ended March 31, 2025.
BNYIA has engaged NIM to serve as the Acquiring Fund's sub-adviser and NIMNA to serve as the Fund's sub-adviser.  NIM and NIMNA are affiliates of BNYIA and provide investment advisory assistance and research and the day-to-day management of the investments of the Acquiring Fund and the Fund, respectively, subject to BNYIA's supervision and approval.  NIM and NIMNA have entered into sub-sub-investment advisory agreements with each other to enable them to provide certain advisory services for the benefit of the Acquiring Fund and the Fund, including, but not limited to, portfolio management services.
NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and as of June 30, 2025, NIM had approximately $42 billion in assets under management.  NIM is an indirect subsidiary of BNY regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.  A discussion regarding the basis for the Acquiring Trust board's approving the sub-investment advisory agreement between BNYIA and NIM, and the sub-sub-investment advisory agreement between NIM and NIMNA, is available in the Acquiring Fund's Form N-CSR for the fiscal year ended September 30, 2024.
NIMNA is an indirect wholly‑owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.  NIMNA's principal office is located at BNY Center, 201 Washington Street, Boston, Massachusetts 02108.  As of June 30, 2025, NIMNA had approximately $64 billion in assets under management.  A discussion regarding the basis for the Trust's Board approving the sub-investment advisory agreement between BNYIA and NIMNA and the sub-sub-investment advisory agreement between NIMNA and NIM is available in the Fund's Form N-CSR for the the six-month period ended March 31, 2025.

Primary Portfolio Managers.  Louise Kernohan, Georgina Gregory and Thomas Wilson are the Acquiring Fund's primary portfolio managers and are jointly and primarily responsible for managing the Acquiring Fund's portfolio.  Ms. Kernohan is the Head of Global Opportunities and a portfolio manager for global, international and UK equity strategies at NIM, and has been a primary portfolio manager of the Acquiring Fund since August 2023.  She has been employed by NIM since November 2020.  Prior to joining NIM, Ms. Kernohan was a member of the UK equities team at Aberdeen Standard Investments (ASI) from April 2018 until October 2020.  Ms. Gregory is a member of the Global Opportunities team and a portfolio manager for global, international and UK equity strategies at NIM, and has been a primary portfolio manager of the Acquiring Fund since August 2023.  She has been employed by NIM since February 2022.  Prior to joining NIM, Ms. Gregory was a member of the UK equities team, from 2016 until January 2022, at ASI, where she was employed since 2014.  Mr. Wilson is a member of the Global Opportunities team and manages a selection of global and regional equity mandates, including Global Equity and International Equity strategies, at NIM, and has been a primary portfolio manager of the Acquiring Fund since September 2023.  He has been employed by NIM since September 2023.  Prior to joining NIM, Mr. Wilson was a part of the specialist equity team at Insight Investment, where he was employed since 2018.  Mr. Wilson also is the Fund's primary portfolio manager, a position he has held since June 2025.  He is primarily responsible for managing the Fund's portfolio.
Board Members.  Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Acquiring Trust, and Benaree Pratt Wiley, who is a Board member of the Trust and the Acquiring Trust, the Trust and the Acquiring Trust have different Board members.  All of the Board members of the Trust and the Acquiring Trust are Independent Board Members.  For a description of the Acquiring Trust's Board members, see Exhibit C.
Independent Registered Public Accounting Firm.  KPMG LLP is the independent registered public accounting firm for the Acquiring Fund and Ernst & Young LLP is the independent registered public accounting firm for the Fund.
Other Service Providers.  BNY Mellon Securities Corporation (the "Distributor" or "BNYSC"), a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Acquiring Fund's and the Fund's shares pursuant to a distribution agreement between the Acquiring Fund and BNYSC and the Fund and BNYSC, respectively.
The Bank of New York Mellon, an affiliate of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's custodian and provides each fund with cash management services.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's transfer and dividend disbursing agent.
Capitalization.  The Fund and the Acquiring Fund have classified and issued four classes of shares—Class A shares, Class C shares, Class I shares and Class Y shares of beneficial interest.  Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization.  The following tables set forth, as of July 31, 2025, (1) the capitalization of the Fund's Class A shares, Class C shares, Class I shares and Class Y shares, (2) the capitalization of the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares, as adjusted showing the effect of the Reorganization had it occurred on such date.
	Fund BNY Mellon International Core Equity Fund Class A Shares	Acquiring Fund BNY Mellon International Equity Fund Class A Shares	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class A Shares

Total net assets	$46,030,849	$8,238,137		$54,268,986
Net asset value per share	$42.58	$18.30		$18.30
Shares outstanding	1,081,045	450,100	1,433,905	2,965,050

	Fund BNY Mellon International Core Equity Fund Class C Shares	Acquiring Fund BNY Mellon International Equity Fund Class C Shares	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class C Shares

Total net assets	$454,955	$553,436		$1,008,391
Net asset value per share	$43.78	$17.90		$17.90
Shares outstanding	10,391	30,918	15,025	56,334

	Fund BNY Mellon International Core Equity Fund Class I Shares	Acquiring Fund BNY Mellon International Equity Fund Class I Shares	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class I Shares

Total net assets	$54,157,458	$92,018,722		$146,176,180
Net asset value per share	$43.65	$18.04		$18.04
Shares outstanding	1,240,623	5,101,572	1,761,898	8,104,093

	Fund BNY Mellon International Core Equity Fund Class Y Shares	Acquiring Fund BNY Mellon International Equity Fund Class Y Shares	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon International Equity Fund Class Y Shares

Total net assets	$511,323	$114,365,428		$114,876,751
Net asset value per share	$43.63	$17.89		$17.89
Shares outstanding	11,719	6,393,423	16,866	6,422,008
As of July 31, 2025, the Acquiring Fund's total net assets (attributable to Class A shares, Class C shares, Class I shares and Class Y shares) were $215,175,723 and the Fund's total net assets (attributable to Class A shares, Class C shares, Class I shares and Class Y shares) were $101,154,585.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.
Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are identical.
The price for Class A shares, Class C shares, Class I shares and Class Y shares of the Fund and Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE")

(usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase.  Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity, adjusted for any applicable sales charge.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.
Distribution (12b-1) Plans.  Class C shares of the Fund and the Acquiring Fund are each subject to the Rule 12b-1 Plan pursuant to which the Fund and the Acquiring Fund pay the Distributor a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective fund's Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A shares, Class I shares or Class Y shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund and the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.
Shareholder Services Plans.  Class A shares and Class C shares of the Fund and the Acquiring Fund are each subject to the Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the respective fund's Class A shares and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares or Class Y shares of either fund.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.
Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are identical.  An investor may sell (redeem) shares of the Acquiring Fund and shares of the Fund at any time.  The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.
Each fund processes redemption orders promptly.  If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form.  If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption

Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form.  With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.
Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.  Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so.  Generally, a redemption in-kind may be made under the following circumstances:  (1) BNYIA determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYIA.  Securities distributed in connection with any such redemption in-kind are expected to generally represent the redeeming shareholder's pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.
The Trust's Board and the Acquiring Trust's Board have adopted policies that seek to discourage excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  BNYIA monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, BNYIA evaluates trading activity in the account for evidence of frequent trading.  If BNYIA concludes the account is likely to engage in frequent trading, BNYIA may cancel or revoke the purchase or exchange on the following business day.  BNYIA may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, BNYIA may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are identical.  Each fund anticipates paying its shareholders dividends and capital gain distributions, if any, annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.
Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund are identical.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.
While you will continue to have the same privileges as a holder of shares of the Acquiring Fund as you previously did as a holder of shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund.  To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
REASONS FOR THE REORGANIZATION
Management of BNYIA recommended to the Trust's Board and to the Acquiring Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.  The Trust's Board has unanimously concluded and the Acquiring Trust's Board of Trustees has concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYIA and is sub-advised by NIM, the sub-sub-adviser to the Fund, and has the same investment objective and similar management policies and strategies as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue similar investment goals in a larger combined fund that has a lower management fee and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the Fund, based on the net assets and expenses of each fund as of June 30, 2025.  In addition, although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was better than that of the corresponding shares of the Fund for the one-year period, was comparable to that of the Fund's corresponding class of shares for the five-year period, and was below that of the Fund's corresponding class of shares for the ten-year period, ended December 31, 2024.  In addition, the Reorganization should enable Fund shareholders to benefit from more efficient portfolio management and should further enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses.  Combining the Fund with the Acquiring Fund also will permit NIM to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permit the funds' service providers—including BNYIA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management of BNYIA recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.
The Acquiring Trust's Board of Trustees considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets that are assets the Acquiring Fund may hold to pursue its investment goal without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  In addition, the Acquiring Trust's Board of Trustees and the Trust's Board considered that the Reorganization also may benefit BNYIA because the Reorganization may reduce the amount of fees and expenses BNYIA has contractually agreed to waive or reimburse.
In determining whether to recommend approval of the Reorganization, the Trust's Board and the Acquiring Trust's Board of Trustees each considered the following factors:  (1) the comparability of the Fund's and the Acquiring Fund's respective investment objective, management policies, strategies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, strategies, restrictions, and services were similar or substantially similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and gross annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee than the Fund and had a lower gross annual expense ratio (before current fee waivers and expense reimbursements) and a lower net annual expense ratio (after current fee waivers and expense reimbursements) than the Fund, based on expenses of each fund as of June 30, 2025; (4) the relative performance of the Fund and the Acquiring Fund, concluding that, although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was better than that of the corresponding shares of the Fund for the one-year period, was comparable to that of the Fund's corresponding class of shares for the five-year period, and was below that of the Fund's corresponding class of shares for the ten-year period ended December 31, 2024; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred would be borne by BNYIA or its affiliates and not the Fund.
For the reasons described above, the Trust's Board unanimously determined and the Acquiring Trust's Board of Trustees determined that the reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the Reorganization.  The Trust’s Board and the Acquiring Trust’s Board of Trustees are each comprised entirely of Independent Board Members.
INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization.  The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on February 13, 2026, or such other date as may be agreed upon by the parties (the "Closing Date").  The number of shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the net asset value per share and aggregate net assets attributable to the shares of the Fund and shares of the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern Time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.
As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its shares of record, as of the close of business on the Closing Date, the Acquiring Fund shares received by it in the Reorganization.  Fund shareholders will receive the class of shares of the Acquiring Fund corresponding to their class of shares of the Fund.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.
Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.
The Plan may be amended at any time prior to the Reorganization by the Trust's Board and the Acquiring Trust's Board of Trustees.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.  An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization (a copy of the tax opinion will be filed as an exhibit to the Acquiring Fund's Registration Statement on Form N-14).  The Plan may be terminated and abandoned by the Trust's Board or the Acquiring Trust's Board of Trustees, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.
BNYIA or an affiliate of BNYIA will pay the expenses relating to the Reorganization, whether or not the Reorganization is consummated.  The total expenses of the Reorganization, including legal and accounting expenses, printing, postage, mailing, proxy solicitation and related out-of-pocket expenses, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $245,000.  In addition to use of the mail, proxies may be solicited personally or by telephone.  BNYIA or an affiliate of BNYIA may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, BNYIA has engaged Sodali & Co. Fund Solutions (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $18,500, plus any out of pocket expenses.  This cost will be borne by BNYIA or an affiliate of BNYIA, and is included in the estimated total expenses of the Reorganization listed above.  The Fund and the Acquiring Fund will not bear any costs associated with the Reorganization.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, if any, including those associated with the Reorganization.  Management estimates that brokerage commissions and other transaction costs associated with the sale of portfolio securities by the Fund before consummation of the Reorganization will be approximately $10,760.  See "—Sale of Portfolio Securities" below.
By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund, including the continued operation of the Fund.
Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those Acquiring Fund shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring

Fund will receive the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).
The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.

Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
Capital Loss Carryforwards.  As of September 30, 2024, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $3.7 million available.  As of June 30, 2025, the Fund had a realized gain of approximately $7 million and utilized the $3.7 million available capital loss carryforwards and had approximately $3.3 million of realized gains remaining; however, the Fund has approximately $30 million in unused capital loss carryforwards from a previous merger, of which it can use approximately $1 million each fiscal year end, except to the extent such capital loss carryforwards are applied to the sale of portfolio securities before consummation of the merger.
Sale of Portfolio Securities.  In connection with the Reorganization, management of BNYIA currently estimates that, based on Fund assets and portfolio composition as of June 30, 2025, portfolio securities representing approximately 26.4% of the Fund's net assets (approximately $26.97 million of the Fund's net assets) may be sold by the Fund before consummation of the reorganization, subject to any restrictions imposed by the Internal Revenue Code.  Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $10,760.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Based on the above assumptions, management currently estimates that the Fund would recognize approximately $6.3 million in capital gains (approximately $2.70 or 6.56% per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.
The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by either fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation
The Trust's Board has unanimously approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the Plan and the Reorganization.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.
THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND
Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-08214).  The Acquiring Fund's Prospectus, dated January 31, 2025, filed on January 27, 2025, is incorporated herein by reference.  The Acquiring Fund's Statement of Additional Information, dated September 30, 2024, as revised or amended, December 31, 2024, January 31, 2025, February 28, 2025 and May 1, 2025, filed on April 30, 2025, is incorporated herein by reference.
Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 333-100610).  The Fund's Prospectus, dated January 31, 2025, filed on January 27, 2025, is incorporated herein by reference.  The Fund's Statement of Additional Information dated September 30, 2024, as revised or amended, December 31, 2024, January 31, 2025, March 31, 2025, May 1, 2025 and August 29, 2025, filed on August 28, 2025, is incorporated herein by reference.
The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the

Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.bny.com/investments.
VOTING INFORMATION
Quorum, Proxies and Voting at the Meeting
A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of the votes entitled to be cast at the Meeting.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or, if the Meeting has not yet been convened, postponements of the Meeting, to a date not more than 120 days after the original record date, to permit further solicitation of proxies for the Fund with respect to the proposal.  Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.
If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" the proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting.  A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal.  Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal.  However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.
If you hold shares of the Fund through an intermediary (other than a broker-dealer) that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares.  At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal.  Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers.  In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.  Any such voted shares will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  In cases where proportionate voting is required or permitted, a small number of shareholders could determine how the intermediary votes its customers' Fund shares, if such other shareholders fail to vote.
If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend.  Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.
With respect to BNY-sponsored retirement accounts (each, a "BNY Retirement Account"), the relevant Retirement Custodial Account Agreement governing the BNY Retirement Account requires BNY, as the custodian of the BNY Retirement Account, to vote Fund shares held in such BNY Retirement Account in accordance with the BNY Retirement Account shareholder's instructions.  However, if no voting instructions are received, BNY may vote Fund shares held in the BNY Retirement Account in the same proportions as the Fund shares for which voting instructions are received from other BNY Retirement Account shareholders.  Therefore, if a BNY Retirement Account shareholder does not provide voting instructions prior to the Meeting, BNY will vote the BNY Retirement Account shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Retirement Account shareholders.
The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization.  The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.
Methods of Solicitation
In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYIA or an affiliate of BNYIA may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Proxy Solicitor has been retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card.  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.
Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of August 25, 2025, either of record or beneficially, 5% or more of the outstanding Class A shares, Class C shares, Class I shares and Class Y shares of the Fund and the outstanding Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund,  and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Fund—Class A Shares
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	14.3132%	12.0980%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E – Floor 3 Jacksonville, FL 32246-6484	8.6223%	7.2879%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.2078%	5.2470%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza – Floor 12 New York, NY 10004-1901	5.3085%	4.4869%

Fund—Class C Shares
American Enterprise Investment Services FBO 707 2nd Ave S Minneapolis, MN 55402-2405	45.8973%	19.3367%

	Percentage of Outstanding Share Class
	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.4676%	6.5165%
J.P. Morgan Securities LLC For The Exclusive Benefit of Our Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0003	15.0894%	6.3572%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	14.1662%	5.9683%
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.7848%	3.2798%

Fund—Class I Shares
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.3008%	7.8468%
Empower Financial Services Inc 8515 E Orchard Road Greenwood Village, CO 80111	14.7594%	5.4371%
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	13.9406%	5.1354%

	Percentage of Outstanding Share Class
	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Newton Investment Management North America LLC LTIP Award 240 Greenwich Street – Floor 6 Tax Room New York, NY 10007	6.6850%	2.4626%
LPL Financial 4707 Executive Dr San Diego, CA 92121-3091	6.1807%	2.2768%

Fund—Class Y Shares
DCGT As Trustee and/or Cust FBO Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	74.7105%	.3341%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	23.6414%	.1057%

	Percentage of Outstanding Share Class
	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Acquiring Fund—Class A Shares
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza – Floor 12 New York, NY 10004-1901	73.6748%	11.4024%

Acquiring Fund—Class C Shares
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza – Floor 12 New York, NY 10004-1901	82.5158%	47.7517%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall – Suite 1400 Minneapolis, MN 55401-1931	10.0646%	5.8244%
Wells Fargo Clearing Services 2801 Market St Saint Louis, MO 63103-2523	5.5453%	3.2090%

Acquiring Fund—Class I Shares
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza – Floor 12 New York, NY 10004-1901	47.5117%	30.0093%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37.1794%	23.4832%

	Percentage of Outstanding Share Class
	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Acquiring Fund—Class Y Shares
Sei Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	51.1087%	50.8802%
Mac & Co. C/O The Bank of New York Mellon 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	48.8753%	48.6568%
A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.  As of August 25, 2025, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.
As of August 25, 2025, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of each class of the Fund's or the Acquiring Fund's outstanding shares, respectively.
FINANCIAL STATEMENTS AND EXPERTS
The audited financial statements of the Acquiring Fund (File No. 811-04813), including the financial highlights, are incorporated herein by reference to the Acquiring Fund's Form N-CSR for its fiscal year ended September 30, 2024, filed on November 29, 2024.  The audited financial statements of the Fund (File No. 811-21236), including the financial highlights, are incorporated herein by reference to the Fund's Form N-CSR for its fiscal year ended September 30, 2024, filed on November 26, 2024.  The Acquiring Fund's financial statements audited by KPMG LLP and the Fund's financial statements audited by Ernst & Young LLP have been referenced in reliance on their reports given on their authority as experts in accounting and auditing.

OTHER MATTERS
The Trust's Board of Trustees are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Fund, in care of BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of August 20, 2025 (the "Agreement"), between BNY MELLON STOCK FUNDS (the "Trust"), a Massachusetts business trust, on behalf of BNY MELLON INTERNATIONAL CORE EQUITY FUND (the "Fund"), and BNY MELLON INVESTMENT FUNDS I (the "Acquiring Trust"), a Massachusetts business trust, on behalf of BNY MELLON INTERNATIONAL EQUITY FUND (the "Acquiring Fund"), and, with respect to paragraphs 4.3 and 9.4 of the Agreement, BNY MELLON INVESTMENT ADVISER, INC. ("BNYIA").
This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares, Class C shares, Class I shares and Class Y shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").
WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Trust's Board of Trustees has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and
WHEREAS, the Acquiring Trust's Board of Trustees has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. THE REORGANIZATION.
1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor to (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.
1.2 The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYIA, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").
1.3 The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYIA, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
1.4 Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
1.5 The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.
1.6 As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.
1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.
1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.9 Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.
1.10 As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.
2. VALUATION.
2.1 The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Amended and Restated Agreement and Declaration of Trust (the "Acquiring Trust's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.
2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, as the case may be, determined in accordance with paragraph 2.2.
2.4 All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.
3.	CLOSING AND CLOSING DATE.
3.1 The Closing Date shall be February 13, 2026, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided.  The Closing shall be held at

5:00 p.m., Eastern Time, at the offices of BNYIA, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.
3.2 The Fund shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.
3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.4 The Fund shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.
3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6 If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.
4.1 The Trust, on behalf of the Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:
(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.
(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Charter") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.
(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.
(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.
(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Fund for each of the Fund's five fiscal years ended September 30, 2024 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.
(i)  Since September 30, 2024, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.
(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.
(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.
(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.
(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:
(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.
(b)  The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.
(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.
(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Acquiring Fund for the Acquiring Fund's five fiscal years ended September 30, 2024 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.
(h)  Since September 30, 2024, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.
(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder
(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.
(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.
(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.
4.3 BNYIA represents and warrants to the Trust, on behalf of the Fund, and to the Acquiring Trust, on behalf of the Acquiring Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of BNYIA, and this Agreement, with respect to paragraph 9.4 of the Agreement, will constitute a valid and binding obligation of BNYIA, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.
5.	COVENANTS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TRUST, ON BEHALF OF THE FUND.
5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
5.2 The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3 Subject to the provisions of this Agreement, the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.
5.5 The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.
5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.7 The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8 As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1 All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.
6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.
The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Trust's name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the 1940 Act.
8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.
8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).
8.6 The Fund and Acquiring Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.
No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.  Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.
9.	TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.
9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust's Board or the Acquiring Trust's Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.
9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Acquiring Trust, or the shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.
9.3 The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.
9.4 BNYIA or an affiliate of BNYIA shall bear all expenses incurred in connection with the Reorganization without regard to whether the Reorganization is consummated.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Fund or the Acquiring Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

10.	WAIVER.
At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Trust's Board or the Acquiring Trust's Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.
11.	MISCELLANEOUS.
11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4 This Agreement may be amended only by a signed writing between the parties.
11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Charter or the Acquiring Trust's Charter, copies of which are on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's and the Acquiring Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.
IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first written above.

BNY MELLON STOCK FUNDS, on Behalf of BNY MELLON INTERNATIONAL CORE EQUITY FUND

By:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST:	/s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

BNY MELLON INVESTMENT FUNDS I, on Behalf of BNY MELLON INTERNATIONAL EQUITY FUND

By:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST:	/s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

Solely for purposes of and agreeing to be bound by paragraphs 4.3 and 9.4 of the Agreement:

BNY MELLON INVESTMENT ADVISER, INC.

By:	/s/ David DiPetrillo
David DiPetrillo,
Vice President

ATTEST:	/s/ James Windels
James Windels,
Vice President

EXHIBIT B
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE ACQUIRING FUND AND THE FUND
	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
Borrowing; Senior Securities
1. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions.  For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and

1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).  For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices shall not constitute borrowing.

8. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits

Acquiring Fund	Fund
The Acquiring Fund may not…	The Fund may not…

forward commitments shall not constitute borrowing.

Issue senior securities.  For purposes of this Fundamental Policy, borrowing money in accordance with this paragraph, making loans in accordance with Fundamental Policy No. 5, the issuance of shares of beneficial interest in multiple classes or series, the deferral of board members' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of Fundamental Policy No. 6, are not deemed to be senior securities.

with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
Commodities
2. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

2. Invest in commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices and enter into swaps and other derivatives.

	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
Issuer Diversification
3.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:  (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time

3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such

	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
	result in more than 10% of the outstanding voting securities of such issuer being held by the fund.	issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
Industry Concentration
4.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

4.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Lending Portfolio Securities; Loans
5.  Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or

5.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations

	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
other securities, whether or not the purchase is made upon the original issuance of the securities.
or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Margin	6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
6. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
Real Estate; Oil and Gas
7.  Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

7.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

Underwriting
8. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.
10. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

EXHIBIT C
DESCRIPTION OF THE ACQUIRING TRUST'S BOARD OF TRUSTEES
Board members of the Acquiring Trust, together with information as to their positions with the Acquiring Trust, principal occupations and other board memberships during the past five years, are shown below.  All of the members of the Acquiring Trust's Board are Independent Board Members.
Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 –2025)
Andrew J. Donohue 1950 Board Member	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Bradley J. Skapyak 1958 Board Member
Chief Operating Officer and Director of The Dreyfus Corporation (2009 – 2019)
Chief Executive Officer and Director of MBSC Securities Corporation (2016 – 2019)
Chairman and Director of Dreyfus Transfer, Inc. (2011 – 2019)
Senior Vice President of The Bank of New York Mellon (2007 – 2019)
N/A
Roslyn M. Watson 1949 Board Member	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A
Benaree Pratt Wiley 1946 Board Member	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004 – December 2020)
1 Each of the Acquiring Trust's Board members serves on its Board's Audit, Nominating, Compensation, Litigation and Pricing Committees, except that Mr. DiMartino does not serve on the Compensation Committee.
Each director of the Acquiring Trust, except Ms. Bovich, Mr. Donohue and Mr. Skapyak, has been a BNY Mellon Family of Funds board member for over 20 years.  Ms. Bovich has been in the asset management business for over 40 years, Mr. Donohue has over 40 years of experience in the investment funds industry and Mr. Skapyak has over 30 years of experience in the investment funds industry.  Additional information about each Board member of the Acquiring Trust follows

(supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such board member possesses which the Board of Trustees of the Acquiring Trust believes has prepared them to be effective board member.  The Board of Trustees of the Acquiring Trust believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the Board of Trustees of the Acquiring Trust, as does the Board of the Fund, believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Trustees of the Acquiring Trust believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Trustees of the Acquiring Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of Trustees of the Acquiring Trust contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members of the Acquiring Trust are counseled by their own independent legal counsel, who participates in Board meetings and interacts with BNYIA, and also may benefit from information provided by BNYIA's counsel.  The Board of Trustees of the Acquiring Trust and its committees have the ability to engage other experts as appropriate.  The Acquiring Trust's Board of Trustees evaluates its performance on an annual basis.
☐
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of The Dreyfus Corporation by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

☐
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025.  She is an Emeritus Trustee of

Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

☐
Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles.  Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015.  Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019.  Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds.  He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization.  Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

☐
Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry.  From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Family of Funds.  From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of The Dreyfus Corporation, where he was primarily responsible for the relationship between The Dreyfus Corporation and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of The Dreyfus Corporation in connection with its role as administrator to the BNY Mellon Family of Funds.  Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of MBSC Securities Corporation; from May 2011 through May 2019, as Chairman and Director of Dreyfus Transfer, Inc.; and from April 2007 through May 2019, as Senior Vice President of The Bank of New York Mellon.

☐
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

☐
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ).  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts.  Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

0720-PROXY-25

STATEMENT OF ADDITIONAL INFORMATION
October 2, 2025

Acquisition of the Assets of
BNY MELLON INTERNATIONAL CORE EQUITY FUND
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
By and in Exchange for Class A shares, Class C shares, Class I shares and Class Y Shares of
BNY MELLON INTERNATIONAL EQUITY FUND
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October 2, 2025 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon International Core Equity Fund (the "Fund") in exchange for Class A shares, Class C shares, Class I shares and Class Y shares of BNY Mellon International Equity Fund (the "Acquiring Fund").  With respect to the Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization.  The following documents are incorporated herein by reference:
1.
The Acquiring Fund's Statement of Additional Information dated September 30, 2024, as revised or amended, December 31, 2024, January 31, 2025, February 28, 2025 and May 1, 2025, filed on April 30, 2025 (File No. 33-08214).

2.	The Acquiring Fund's Form N-CSR for the fiscal year ended September 30, 2024, filed on November 29, 2024 (File No. 811-04813).
3.	The Acquiring Fund's Form N-CSR for the six-month period ended March 31, 2025.
4.
The Fund's Statement of Additional Information dated September 30, 2024, as amended or revised, December 31, 2024, January 31, 2025, March 31, 2025, May 1, 2025 and August 29, 2025, filed on August 28, 2025 (File No. 333-100610).

5.	The Fund's Form N-CSR for the fiscal year ended September 30, 2024, filed on November 26, 2024 (File No. 811-21236).
6.	The Fund's Form N-CSR for the six-month period ended March 31, 2025.

SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.
The Reorganization will not result in a material change in the Fund's investment portfolios due to the investment restrictions of the Acquiring Fund.  As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.
There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.
The Acquiring Fund will be the accounting and performance survivor in the Reorganization.

>BNY | INVESTMENTS

PO Box 211230, Eagan, MN 55121-9984

VOTE OVER THE INTERNET

1. Read the Prospectus/Proxy Statement and have the proxy card at hand.
2. Go to: www.proxyvotenow.com/Equity
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the Prospectus/Proxy Statement and have the proxy card at hand.
2. Call toll-free: **(855) 429-7135**
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the Prospectus/Proxy Statement.
2. Check the appropriate box on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the postage-paid envelope provided.

BNY MELLON INTERNATIONAL CORE EQUITY FUND

240 Greenwich Street

New York, NY 10286

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST (AS DEFINED BELOW) AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED

The undersigned shareholder of BNY Mellon International Core Equity Fund (the "Fund"), a series of BNY Mellon Stock Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on September 23, 2025, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 11:30 a.m., Eastern Time, on Tuesday, December 9, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT, EACH OF WHICH IS INCORPORATED HEREIN BY REFERENCE, IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. PLEASE SIGN AND DATE BELOW. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

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Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, each holder should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

BNY 100362